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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) January 24, 2006

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                   0-24501                            35-2016637
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          (Commission File Number)         (IRS Employer Identification No.)


 29 E. Washington Street, Shelbyville, Indiana          46176
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   (Address of Principal Executive Offices)           (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 24, 2006, the Board of Directors of Blue River Bancshares, Inc. (the "Registrant") set the annual base salary for 2006 for Randy J. Collier, the Executive Vice President of the Registrant and President and Chief Executive Officer of the Registrant's wholly-owned subsidiary, Shelby County Bank. Effective March 1, 2006, Mr. Collier will receive an annual salary of $163,000.

Also on January 24, 2006, the Board of Directors awarded a cash bonus related to 2005 financial and operational results in an amount equal to $4,000 to Russell Breeden, III, the Chief Executive Officer and President of the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUE RIVER BANCSHARES, INC.
                                        (Registrant)


Date: January 26, 2006                  By: /s/ Patrice M. Lima
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                                                Patrice M. Lima
                                                Vice President and Controller